Page 48
                                                                   Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                     /s/   James S. Balloun
                                     -----------------------------------------
                                     James S. Balloun, Chairman of the Board,
                                     President and Chief Executive Officer, and
                                     Director



                                     /s/   Brock Hattox
                                     -----------------------------------------
                                     Brock Hattox, Executive Vice President and
                                     Chief Financial Officer




                                     /s/   Mark R. Bachmann
                                     -----------------------------------------
                                     Mark R. Bachmann, Vice President and
                                     Controller
                                     (Principal Accounting Officer)




                                     /s/   David Levy
                                     ------------------------------------------
                                     David Levy, Executive Vice President,
                                     Administration and Counsel, and Director




Dated:  November 17, 1997

                                                                         Page 49
                                                                      Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   John L. Clendenin
                                             ---------------------------------
                                                             John L. Clendenin

Dated:  November 17, 1997

Page 50
                                                                    Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Thomas C. Gallagher
                                             ---------------------------------
                                                           Thomas C. GAllagher

Dated:  November 17, 1997

                                                                       Page 51
                                                                    Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Robert M. Holder, Jr.
                                             ---------------------------------
                                                          Robert M. Holder, Jr.

Dated:  November 17, 1997

Page 52
                                                                     Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   James C. Kennedy
                                             ---------------------------------
                                                              James C. Kennedy

Dated:  November 17, 1997

                                                                       Page 53
                                                                    Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Bernard Marcus
                                             ---------------------------------
                                                              Bernard Marcus

Dated:  November 17, 1997

Page 54
                                                                      Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   John G. Medlin, Jr.
                                             ---------------------------------
                                                           John G. Medlin, Jr.

Dated:  November 17, 1997

                                                                       Page 55
                                                                    Exhibit 24

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Samuel A. Nunn
                                             ---------------------------------
                                                              Samuel A. Nunn

Dated:  November 17, 1997

Page 56
                                                                     Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Herman J. Russell
                                             ---------------------------------
                                                             Herman J. Russell

Dated:  November 17, 1997

                                                                        Page 57
                                                                     Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Betty L. Siegel
                                             ---------------------------------
                                                               Betty L. Siegel

Dated:  November 17, 1997

Page 58
                                                                     Exhibit 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1997, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                             /s/   Barrie A. Wigmore
                                             ---------------------------------
                                                             Barrie A. Wigmore





Dated:  November 17, 1997